Exhibit 99.4.4
                                                                  --------------


------------------------------------------------------------------------------------------------------------------------------------
INSURANCE BINDER                                                                                                    06/03/02
------------------------------------------------------------------------------------------------------------------------------------
THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS SHOWN ON THE REVERSE SIDE OF THIS FORM.
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                  PHONE                                COMPANY                          BINDER #
                          (A/C, No, Ext):  (212) 867-3550
                         ------------------------------------  The Travelers Cos.               BINDER 205821
DeWitt Stern Group, Inc.                                     -----------------------------------------------------------------------
420 Lexington Avenue                                                        EFFECTIVE                       EXPIRATION
New York, NY 10170                                           -----------------------------------------------------------------------
Karen E. Moore                                                        DATE             TIME           DATE              TIME
                                                             -----------------------------------------------------------------------
                                                                    05/26/02        12:01  X  AM    05/26/03         X  12:01 AM
                                                                                              PM                          NOON
                                                             -----------------------------------------------------------------------
-------------------------------------------------------------     THIS BINDER IS ISSUED TO EXTEND COVERAGE IN THE ABOVE NAMED
CODE:  86720                    SUB CODE:                         COMPANY PER EXPIRING POLICY #:
------------------------------------------------------------------------------------------------------------------------------------
AGENCY                                                         DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY
CUSTOMER ID:  36022                                            (Including Location)
-------------------------------------------------------------
INSURED          Glickenhaus & Co.
                 Attn:  Ms. Barbara Ann Colucci
                 6 East 43rd Street
                 New York, NY  10017
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES                                                                                                  LIMITS
------------------------------------------------------------------------------------------------------------------------------------
       TYPE OF INSURANCE                           COVERAGE/FORMS                         DEDUCTIBLE        COINS%        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY      CAUSES OF LOSS
---          ---        ---
     BASIC       BROAD      SPEC
---          ---        ---

---  ----------------------

------------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY                                                                         EACH OCCURRENCE              $
---                                                                                      -------------------------------------------
     COMMERCIAL GENERAL LIABILITY                                                         FIRE DAMAGE (Any one fire)   $
---  ---              ---                                                                -------------------------------------------
         CLAIMS MADE      OCCUR                                                           MED EXP (Any one person)     $
---  ---              ---                                                                -------------------------------------------
                                                                                          PERSONAL & ADV INJURY        $
---                                                                                      -------------------------------------------
                                                                                          GENERAL AGGREGATE            $
---  ----------------                                                                    -------------------------------------------
                                          RETRO DATE FOR CLAIMS MADE:                     PRODUCTS - COMP/OP AGG       $
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE LIABILITY                                                                      COMBINED SINGLE LIMIT        $
---                                                                                      -------------------------------------------
    ANY AUTO                                                                              BODILY INJURY (Per person)   $
---                                                                                      -------------------------------------------
    ALL OWNED AUTOS                                                                       BODILY INJURY (Per accident) $
---                                                                                      -------------------------------------------
    SCHEDULED AUTOS                                                                       PROPERTY DAMAGE              $
---                                                                                      -------------------------------------------
    HIRED AUTOS                                                                           MEDICAL PAYMENTS             $
---                                                                                       ------------------------------------------
    NON-OWNED AUTOS                                                                       PERSONAL INJURY PROT         $
----                                                                                     -------------------------------------------
                                                                                          UNINSURED MOTORIST           $
----                                                                                     -------------------------------------------
                                                                                                                       $
------------------------------------------------------------------------------------------------------------------------------------
AUTO PHYSICAL DAMAGE    DEDUCTIBLE        ALL VEHICLES         SCHEDULED VEHICLES             ACTUAL CASH VALUE
---                                   ---                  ---                           -------------------------------------------
     COLLISSION:                                                                              STATED AMOUNT            $
---                     ----------                                                       -------------------------------------------
    OTHER THAN COL:                                                                           OTHER
------------------------------------------------------------------------------------------------------------------------------------
GARAGE LIABILITY                                                                          AUTO ONLY - EA ACCIDENT      $
---                                                                                      -------------------------------------------
    ANY AUTO                                                                              OTHER THAN AUTO ONLY:
---                                                                                      -------------------------------------------
                                                                                                       EACH ACCIDENT   $
---  -----------------------------                                                       -------------------------------------------
                                                                                                           AGGREGATE   $
------------------------------------------------------------------------------------------------------------------------------------
EXCESS LIABILITY                                                                          EACH OCCURRENCE              $
---                                                                                      -------------------------------------------
    UMBRELLA FORM                                                                         AGGREGATE                    $
---                                                                                      -------------------------------------------
    OTHER THAN UMBRELLA FORM              RETRO DATE FOR CLAIMS MADE:                     SELF-INSURED RETENTION       $
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              WC STATUTORY LIMITS
                                                                                         -------------------------------------------
  WORKER'S COMPENSATION                                                                   E.L. EACH ACCIDENT           $
           AND                                                                           -------------------------------------------
   EMPLOYER'S LIABILITY                                                                   E.L. DISEASE - EA EMPLOYEE   $
                                                                                         -------------------------------------------
                                                                                          E.L. DISEASE - POLICY LIMIT  $
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL                                                                                   FEES                         $
CONDITIONS/        FINANCIAL INSTITUTION BOND                                            -------------------------------------------
OTHER              Bound effective 5/26/02 as outlined on the                             TAXES                        $
COVERAGES          (See attached Spec Conditions/Other Covs page.)                       -------------------------------------------
                                                                                          ESTIMATED TOTAL PREMIUM      $
------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      MORTGAGEE             ADDITIONAL INSURED
                                                                  ---                   ---
                                                                      LOSS PAYEE
                                                                  ---                   ---
                                                                 -------------------------------------------------------------------
                                                                   LOAN #


                                                                 -------------------------------------------------------------------
                                                                   AUTHORIZED REPRESENTATIVE


                                                                   /s/ KAREN E. MOORE
------------------------------------------------------------------------------------------------------------------------------------
1 of 3    #46976                 NOTE: IMPORTANT STATE INFORMATION ON REVERSE SIDE        KYM


--------------------------------------------------------------------------------

attached proposal and confirmation from Traveler
Limit $10,000,000  Deductible $350,000








--------------------------------------------------------------------------------

[LOGO OMITTED]                                             DECLARATIONS
Chubb Group of Insurance Companies                         FINANCIAL INSTITUTION
15 Mountain View Road, Warren, New Jersey 07059            BOND FORM B

--------------------------------------------------------------------------------

NAME OF ASSURED                               Bond Number: 81260254 (DFI)
(including its Subsidiaries):


GLICKENHAUS & CO.
GLICKENHAUS & CO. PROFIT SHARING PLAN         VIGILANT INSURANCE COMPANY
New York, NY 10017                            Incorporated under the laws of
                                              New York a stock insurance company
                                              herein called the COMPANY
                                              55 Water Street, New York, NY
                                              10041-2899

--------------------------------------------------------------------------------

ITEM 1.  BOND PERIOD:  from 12:01 a.m. on    May 26, 2001
                         to 12:01 a.m. on    May 26, 2002

ITEM 2.  AGGREGATE LIMIT OF LIABILITY:       $10,000,000

ITEM 3.  SINGLE LOSS LIMITS OF LIABILITY - DEDUCTIBLE AMOUNTS:

         The amounts set forth below shall be part of and not in addition to the AGGREGATE LIMIT OF LIABILITY. If "Not Covered" is inserted opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference to such INSURING CLAUSE in this Bond shall be deemed to be deleted.

                                             SINGLE LOSS          DEDUCTIBLE
         INSURING CLAUSE                     LIMIT OF LIABILITY   AMOUNT
         ---------------                     ------------------   ------

         1. Dishonesty
            A.   Employee                    $ 10,000,000.        $     350,000.
            B.   Trade or Loan               $ 10,000,000.        $     350,000.
            C.   Partner                     $ 10,000,000.        $     350,000.
         2. On Premises                      $ 10,000,000.        $     350,000.
         3. In Transit                       $ 10,000,000.        $     350,000.
         4. Forgery or Alteration            $ 10,000,000.        $     350,000.
         5. Extended Forgery                 $ 10,000,000.        $     350,000.
         6. Counterfeit Money                $ Not Covered        $     N/A
         7. Computer System                  $ 10,000,000.        $     350,000.
         8. Facsimile Signature              $ 10,000,000.        $     350,000.

ITEM 4. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:

         1-7

ITEM 5.  ORGANIZATIONS TO BE NOTIFIED OF TERMINATION:

         FNMA, NYSE

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.


                                                           President

                                                      /s/ Robert Hamburger
                                              ----------------------------------
                                                    Authorized Representative


--------------------------------------------------------------------------------
Form B-2 (12-97)
Form 17-02-1372 (Ed. 12-97)                                          Page 1 of 1

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[LOGO OMITTED]
Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                                  Pag






[LOGO OMITTED]

--------------------------------------------------------------------------------

                  The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

================================================================================

Insuring Clauses

Dishonesty          1.  A.   Employee

                             Loss resulting directly from dishonest acts, other than stated in 1.B. below, of any Employee, committed alone or in collusion with others except with a director or trustee of the ASSURED who is not an Employee, which result in improper personal financial gain to either such Employee or other natural person acting in collusion with such Employee, or which acts were committed with the intent to cause the ASSURED to sustain such loss.


                        B.   Trade or Loan

                             Loss resulting directly from dishonest acts of any Employee, committed alone or in collusion with others except with a director or trustee of the ASSURED who is not an Employee, which arises totally or partially from:

                             (1)   any Trade, or

                             (2)   any Loan,

                             provided, however, the ASSURED shall first establish that the loss was directly caused by dishonest acts of any Employee which result in improper personal financial gain to such Employee and which acts were committed with the intent to cause the ASSURED to sustain such loss.

                             Notwithstanding the foregoing, when a loss is covered under this INSURING CLAUSE and the Employee was acting in collusion with others and intended to receive improper personal financial gain, but said Employee failed to derive such improper personal financial gain, such loss will nevertheless be covered under this INSURING CLAUSE as if the Employee had obtained such improper personal financial gain provided that the ASSURED establishes that the Employee intended to receive such improper personal financial gain.

                        C.   Partner

                             Loss, in excess of the Financial Interest in the ASSURED of a Partner, resulting directly from dishonest or fraudulent acts of such Partner, committed alone or in collusion with others, which acts must be committed with the intent:

                             (1) to cause the ASSURED to sustain such loss, and

                             (2) to obtain improper personal financial gain for such Partner and which acts in fact result in such Partner obtaining such gain.


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                         Page 1 of 20

[LOGO OMITTED]

--------------------------------------------------------------------------------

Insuring Clauses

Dishonesty                   For the purpose of this INSURING  CLAUSE,  improper
(continued)                  personal  financial gain shall not include  salary,
                             salary  increases,   commissions,   fees,  bonuses,
                             promotions,   awards,  profit  sharing,   incentive
                             plans, pensions or other emoluments received by a Partner or Employee.

================================================================================
On Premises             2.   Loss of Property resulting directly from:

                             a.    robbery, burglary,  misplacement,  mysterious
                                   unexplainable   disappearance,    damage   or
                                   destruction, or

                             b. false pretenses, or common law or statutory larceny, committed by a natural person while on the premises of the ASSURED,

                             while the Property is lodged or deposited at premises located anywhere.

                             Those premises of depositories maintained by a stock exchange in which the ASSURED is a member shall be deemed to be premises of the ASSURED but only as respects loss of Certificated Securities.

                             Certificated Securities held by such depository shall be deemed to be Property to the extent of the ASSURED'S interest therein as effected by the making of appropriate entries on the books and records of such depository.

================================================================================
In Transit              3    Loss of Property resulting directly from common law
                             or  statutory  larceny,  misplacement,   mysterious
                             unexplainable disappearance, damage or destruction, while the Property is in transit anywhere:


                             a.    in  an  armored  motor   vehicle,   including
                                   loading and unloading thereof,

                             b. in the custody of a natural person acting as a messenger of the ASSURED, or

                             c. in the custody of a Transportation Company and being transported in a conveyance other than an armored motor vehicle provided, however, that covered Property transported in such manner is limited to the following:

                                   (1)   written records,

                                   (2)   Certificated   Securities   issued   in
                                         registered form, which are not endorsed
                                         or are restrictively endorsed, or

                                   (3) Negotiable Instruments not payable to bearer, which are not endorsed or are restrictively endorsed.

                             Coverage under this INSURING CLAUSE begins immediately on the receipt of such Property by the natural person or Transportation Company and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

================================================================================




--------------------------------------------------------------------------------
Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                         Page 2 of 20

[LOGO OMITTED]

--------------------------------------------------------------------------------

Insuring Clauses
(continued)

Forgery or Alteration   4.   Loss resulting directly from:

                             a. Forgery on, or fraudulent material alteration of, any Negotiable Instrument (other than an Evidence of Debt), Acceptance, Withdrawal Order or receipt for the withdrawal of Property, Certificate of Deposit or Letter of Credit, or

                             b. transferring, paying or delivering any funds or other Property, or establishing any credit or giving any value in reliance on any written instructions to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other Property which instructions fraudulently purport to bear the handwritten signature of any customer of the ASSURED, financial institution, or Employee, but which instructions either bear a Forgery or have been fraudulently materially altered without the knowledge and consent of such customer, financial institution, or Employee.

                             For  the  purpose  of  this  INSURING   CLAUSE,   a
                             mechanically   reproduced  facsimile  signature  is
                             treated the same as a handwritten signature.

================================================================================
Extended Forgery        5.   Loss resulting directly from the ASSURED having, in
                             good faith, for its own account or the account of others:

                             a. acquired, sold or delivered, given value, extended credit or assumed liability, in reliance on any original

                                   (1)   Certificated Security,

                                   (2)   deed,   mortgage  or  other  instrument
                                         conveying  title  to,  or  creating  or
                                         discharging a lien on, real property,

                                   (3)   Evidence of Debt,

                                   (4)   Instruction which

                                         i.      bears a Forgery, or

                                         ii.     is   fraudulently    materially
                                                 altered, or

                                         iii.    is lost or stolen, or

                             b. guaranteed in writing or witnessed any signature on any transfer, assignment, bill of sale, power of attorney, or endorsement upon or in connection with any item listed in a.(1) through a.(4) above, or

                             c. acquired, sold or delivered, or given value, extended credit or assumed liability in reliance on any item listed in a.(1) or a.(2) above which is a Counterfeit Original.

                             Actual physical possession, and continued actual physical possession if taken as collateral, of the items listed in a.(1) through a.(4) above by the ASSURED or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.



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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                         Page 3 of 20

[LOGO OMITTED]

--------------------------------------------------------------------------------

Insuring Clauses

Extended Forgery             For  the  purpose  of  this  INSURING   CLAUSE,   a
(continued)                  mechanically   reproduced  facsimile  signature  is
                             treated the same as a handwritten signature.

================================================================================
Counterfeit Money       6.   Loss  resulting  directly  from the  receipt by the
                             ASSURED in good faith of any counterfeit Money.

================================================================================
Computer System         7.   Loss resulting directly from fraudulent:

                             a.    entries of data into, or

                             b.    changes of data elements or programs  within,

                                   a Computer System, provided the fraudulent entry or change causes:

                                   (1)   funds   or   other   property   to   be
                                         transferred, paid or delivered,

                                   (2) an account of the ASSURED or of its customer to be added, deleted, debited or credited, or

                                   (3) an unauthorized account or a fictitious account to be debited or credited.

================================================================================
Facsimile Signature     8.   Loss   resulting   directly   from  any  issuer  of
                             securities,  transfer agent,  bank, banker or trust
                             company having received from the ASSURED or the New
                             York  Stock   Exchange,   specimen  copies  of  the
                             ASSURED'S    mechanically    reproduced   facsimile
                             signature  and having  acted in  reliance  upon any
                             false,  fraudulent or unauthorized  reproduction of
                             such  facsimile  signature,  whether such facsimile
                             signature is the facsimile  signature  duly adopted
                             by the ASSURED or is one  resembling  or purporting
                             to be such  facsimile  signature,  regardless of by
                             whom  or by what  means  the  same  may  have  been
                             imprinted,   and   whether  or  not  such  loss  is
                             sustained by reason of the ASSURED having entered into an agreement to be legally liable when such facsimile signature or one resembling or purporting to be such facsimile signature is used, provided, however, that

                             a.    such facsimile signature is used

                                   (1) as the signature to an assignment or other instrument authorizing or effecting the transfer of shares of stock, or other registered securities, which may now or at any time hereafter be registered in the name of the ASSURED on the books of the association, company or corporation issuing the same, or

                                   (2) as the signature to a power of substitution, designating a substitute or substitutes to make the actual transfer on the books of the issuer of shares of stock, or other registered securities, in respect of which the ASSURED may now or at any time hereafter be named as an attorney to effect said transfer, whether said power of substitution is embodied in an endorsement on the certificate for said shares of stock or other registered security or in a separate instrument, and

                             b. the New York Stock Exchange has not interposed any objections to the use by the ASSURED of such facsimile signature and such agreement, if any, was required by the said Exchange as a condition to its failing to interpose any such objections, and


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                         Page 4 of 20

[LOGO OMITTED]

--------------------------------------------------------------------------------

Insuring Clauses

Facsimile Signature          c.    this  INSURING  CLAUSE 8.  shall not apply to
(continued)                        any Certified Security which is a Counterfeit
                                   Original.

================================================================================
General Agreements

Joint Assured           A.   Only the first named  ASSURED shall be deemed to be
                             the sole agent of the others for all purposes under
                             this Bond,  including but not limited to the giving
                             or receiving of any notice or proof  required to be
                             given and for the purpose of effecting or accepting
                             any amendments to or termination of this Bond. Each
                             and  every  other  ASSURED  shall  be  conclusively
                             deemed to have  consented  and agreed  that none of
                             them shall have any direct beneficiary  interest in
                             or any right of action  under this Bond and neither
                             this  Bond  nor  any  right  of  action   shall  be
                             assignable.

                             Knowledge possessed or discovery made by any ASSURED shall constitute knowledge possessed or discovery made by all of the ASSUREDS for the purposes of this Bond.

                             All losses and other payments, if any, payable by the COMPANY shall be payable to the first named ASSURED without regard to such ASSURED'S obligations to others, and the COMPANY shall not be responsible for the application by the first named ASSURED of any payment made by the COMPANY. If the COMPANY agrees to and makes payment to any ASSURED other than the one first named, such payment shall be treated as though made to the first named ASSURED. The COMPANY shall not be liable for loss sustained by one ASSURED to the advantage of any other ASSURED.

================================================================================
Representations
Made By Assured

                        B. The ASSURED represents that all information it has furnished in the APPLICATION for this Bond or otherwise is complete, true and correct. Such APPLICATION and other information constitute part of this Bond.

                           The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                           Any intentional misrepresentation, omission,
                           concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.
================================================================================
Additional Offices Or   C.   If the ASSURED, while this Bond is in force, merges
Employees -                  or  consolidates  with,  or  purchases  or acquires
Consolidation,               assets or liabilities of another  institution,  the
Merger Or Purchase           ASSURED shall not have the coverage  afforded under
Or Acquisition Of            this Bond for loss which has:
Assets Or Liabilities -
Notice To Company            (1)   occurred or will occur on premises,

                             (2)   been   caused   or  will  be  caused  by  any
                                   employee, or


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                         Page 5 of 20

[LOGO OMITTED]

--------------------------------------------------------------------------------
General Agreements

Additional   Offices         (3)   arisen  or will  arise  out of the  assets or
Or    Employees       -            liabilities,
Consolidation,
Merger  Or  Purchase         of such institution, unless the ASSURED:
Or   Acquisition  Of
Assets Or Liabilities -      a.    gives  the  COMPANY  written  notice  of  the
Notice To Company                  proposed consolidation, merger or purchase or
(continued)                        acquisition of assets or liabilities prior to
                                   the proposed effective date of such action, and

                             b. obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

                             c.    on  obtaining  such  consent,   pays  to  the
                                   COMPANY an additional premium.

                             Notwithstanding anything stated above to the contrary, the COMPANY hereby agrees to provide coverage which shall be effective on the date of acquisition under this Bond for those acquired institutions in which the ASSURED owns greater than fifty percent (50%) of the voting stock or voting rights either directly or through one or more of its subsidiaries for the remainder of the BOND PERIOD, with no additional premium, provided the acquired institution meets all of the following conditions:

                                   i. the assets shall not exceed ten percent (10%) of the ASSURED'S assets,

                                   ii. there shall be neither any paid nor pending Bond claim for the three (3)
                                         year  period   prior  to  the  date  of
                                         acquisition, and

                                   iii. the ASSURED is not aware of any disciplinary action or proceeding by State or Federal officials involving the acquired institution as of the date of acquisition.

                             The COMPANY further agrees that as respects any acquisition that involves a State or Federal regulatory assisted acquisition or assumption of assets and/or liabilities, coverage shall be provided under this Bond for the remainder of the BOND PERIOD as long as conditions i. and ii. above are met. As respects such acquisition or assumption of assets and/or liabilities, coverage applies only to a Single Loss fully sustained by the ASSURED on or after the date of such acquisition or assumption. All of the circumstances, conditions or acts causing or contributing to a Single Loss must occur on or after the date of such acquisition or assumption for coverage to apply regardless of the time such loss is discovered by the ASSURED.

================================================================================
Change  Of   Control    D.   The  ASSURED   shall  notify  the  COMPANY  at  the
- Notice To Company          earliest practical moment, not to exceed sixty (60)
                             days, after the ASSURED learns of a change of control.

                             There shall be no coverage under this Bond for any loss involving a Partner or a stockholder or affiliated group of stockholders that acquires control if such loss occurs after the date such party acquired control and if notice of such change in control is not received by the COMPANY within the sixty (60) day time period.


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                         Page 6 of 20

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General Agreements

Change Of Control -          As used in this GENERAL  AGREEMENT,  control  means
Notice To Company            the  Notice  To  Company  power  to  determine  the
(continued)                  management or policy of a  (continued)  controlling
                             holding company or of the ASSURED by virtue of partnership interest or voting stock ownership. A change in control, for the purpose of the required notice, means:

                        (1) a change of twenty-five (25%) percent in the Financial Interest in the ASSURED or Partners due to a realignment of such Partners' percentage interest, or

                        (2) a change in ownership of voting stock or voting rights which results in direct or indirect ownership by a stockholder or an affiliated group of stockholders of ten (10%) percent or more of such stock or voting rights.

================================================================================

Notice To Company       E.   The  ASSURED   shall  notify  the  COMPANY  at  the
Of Legal Proceedings         earliest practical moment, not to exceed sixty (60)
Against Assured -            days  after the  ASSURED  receives  notice,  of any
Election To Defend           legal proceeding brought to determine the ASSURED'S
                             liability for any loss, claim or damage which, if established, would constitute a collectible loss under this Bond. Concurrent with such notice, and as requested thereafter, the ASSURED shall furnish copies of all pleadings and pertinent papers to the COMPANY.


                             The COMPANY may, at it sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                             If the COMPANY elects to defend all or part of any legal proceeding, the court costs and attorneys' fees incurred by the COMPANY and any settlement or judgment on that part defended by the COMPANY shall be a loss under the applicable INSURING CLAUSE of this Bond. In addition, if the amount demanded in the legal proceeding is greater than the amount recoverable under this Bond, or if a DEDUCTIBLE AMOUNT is applicable, or both, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such legal proceeding is limited to the proportion of such court costs and attorneys' fees incurred that the amount recoverable under this Bond bears to the total of the amount demanded in such legal proceeding.

                             If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY or judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond, and the COMPANY shall not be liable for any costs, fees and expenses incurred by the ASSURED.

================================================================================
Nominees                F.   Loss  sustained  by any  nominee  organized  by the
                             ASSURED for the purpose of handling  certain of the
                             ASSUREDS   business   transactions   and   composed
                             exclusively  of  its  Employees   shall,   for  all
                             purposes under this Bond and whether any partner of the nominee is concerned or implicated in such loss, be deemed to be loss sustained by the ASSURED.

--------------------------------------------------------------------------------



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Form 17-02-1371 (Ed. 12-97)                                         Page 7 of 20

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Conditions And
Limitations

Definitions             1.   As used in this Bond:

                             a. Acceptance means a draft which the drawee has, by signature written on it, engaged to honor as presented.

                             b. Certificate of Deposit means an acknowledgment in writing by a financial institution of receipt of Money with an engagement to repay it.

                             c. Certificated Security means a share, participation or other interest in property of, or an enterprise of, the issuer or an obligation of the issuer, which is:

                                   (1) represented by an instrument issued in bearer or registered form, and

                                   (2) of a type commonly dealt in on securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investment, and

                                   (3) either one of a class or series or by its terms divisible into a class or series of shares, participations, interests or obligations.

                             d. Computer System means a computer and all input, output, processing, storage, off-line media libraries, and communication facilities which are connected to the computer and which are under the control and supervision of the operating system(s) or application(s) software used by the ASSURED.

                             e. Counterfeit Original means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                             f.    Employee means:

                                   (1)   an officer of the ASSURED,

                                   (2) a natural person while in the regular service of the ASSURED at any of the ASSURED'S premises and compensated directly by the ASSURED through its
                                         payroll   system  and  subject  to  the
                                         United States Internal  Revenue Service
                                         Form W-2 or equivalent income reporting
                                         plans of other countries,  and whom the
                                         ASSURED  has the right to  control  and
                                         direct  both  as to  the  result  to be
                                         accomplished  and  details and means by
                                         which such  result is  accomplished  in
                                         the performance of such service,

                                   (3)   a guest  student  pursuing  studies  or
                                         duties   in  any   of   the   ASSURED'S
                                         premises,

                                   (4) an attorney retained by the ASSURED and an employee of such attorney while either is performing legal services for the ASSURED,

                                   (5) a natural person provided by an employment contractor to perform employee duties for the ASSURED under the ASSURED'S supervision at any of the ASSURED'S premises,

                                   (6) an employee of an institution merged or consolidated with the ASSURED prior to the effective date of this Bond, or



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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                         Page 8 of 20

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Conditions And
Limitations

Definitions                        (7)   a director  or trustee of the  ASSURED,
(continued)                              but only while  performing  acts within
                                         the  scope of the  customary  and usual
                                         duties of any officer or other employee
                                         of the  ASSURED  or while  acting  as a
                                         member of any committee duly elected or
                                         appointed  to  examine or audit or have
                                         custody of or access to Property of the
                                         ASSURED.

                                   Each employer of persons as set forth in f.(4) or f.(5) preceding and the partners, officers and other employees of such employers shall collectively be deemed to be one person for the purpose of SECTION 1.s. below, and in the event of payment under this Bond, the COMPANY shall be subrogated to the ASSURED'S rights of recovery, as stated in
                                   SECTION 11., against any such employer.

                                   Employee does not mean any agent, broker, factor, commission merchant, independent contractor not specified in f(4) or f.(5)
                                   preceding, intermediary, finder or other representative of the same general character who is not on the ASSURED'S payroll system or who is not subject to the ASSURED'S reporting to the United States Internal Revenue Service on a Form W-2 or equivalent income reporting plans of other countries.

                             g. Evidence of Debt means an instrument, including a Negotiable Instrument, executed by a customer of the ASSURED and held by the ASSURED, which in the regular course of business is treated as evidencing the customer's debt to the ASSURED.

                             h. Financial Interest in the ASSURED includes the financial interest of the ASSURED'S general partner(s) or limited partner(s) included as Partner under this Bond, committing dishonest acts covered by this Bond or concerned or implicated in such acts, and means:

                                   (1) as respects general partners, the value of all right, title and interest of such general partner(s), determined as of the close of business on the date of discovery of loss covered by this Bond, in the aggregate of:

                                         (a)     the "net  worth" of the ASSURED
                                                 which, for the purposes of this
                                                 Bond, shall be deemed to be the
                                                 excess of its total assets over
                                                 its total liabilities,  without
                                                 adjustment  to give  effect  to
                                                 loss   covered   by  this  Bond
                                                 (except  that  credit  balances
                                                 and  equities  in   proprietary
                                                 accounts of the ASSURED,  which
                                                 shall include capital  accounts
                                                 of  partners,   investment  and
                                                 trading    accounts    of   the
                                                 ASSURED,  participations of the
                                                 ASSURED in joint accounts,  and
                                                 accounts of partners  which are
                                                 covered by agreements providing
                                                 for the  inclusion  of equities
                                                 as partnership property,  shall
                                                 not    be     considered     as
                                                 liabilities)  with  securities,
                                                 spot   commodities,   commodity
                                                 future    contracts   in   such
                                                 proprietary  accounts  and  all
                                                 other  assets  marked to market
                                                 or   fair    value   and   with
                                                 adjustment   for   profits  and
                                                 losses   at   the   market   of
                                                 contractual   commitments   for
                                                 such  proprietary  accounts  of
                                                 the ASSURED, and


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                         Page 9 of 20

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================================================================================
Conditions And
Limitations

Definitions                              (b)     the value of all  other  Money,
(continued)                                      securities     and     property
                                                 belonging   to  (such   general
                                                 partner(s),  or in  which  such
                                                 general     partner(s)     have
                                                 pecuniary interest,  held by or
                                                 in the  custody of and  legally
                                                 available  to  the  ASSURED  as
                                                 set-off against loss covered by
                                                 this Bond, provided,

                                   however, that if such "net worth" adjusted to give effect to loss covered by this Bond and such value of all other Money, securities and property as set forth in h.(1)(b) preceding, plus the amount of coverage afforded by this Bond on account of such loss, is not sufficient to enable the ASSURED to meet its obligations, including its obligations to its partners other than to such general partner(s), then the Financial Interest in the ASSURED of such general partner(s) shall be reduced in an amount necessary, or eliminated if need be, in order to enable the ASSURED on payment of loss under this Bond to meet such obligations, to the extent that such payment will enable the ASSURED to meet such obligations, without any benefit accruing to such general partner(s) from such payment, and

                                   (2) as respects limited partners, the value of such limited partner's(s) investment in the ASSURED.

                             i. Forgery means the signing of the name of another natural person with the intent to deceive but does not mean a signature which consists in whole or in part of one's own name, with or without authority, in any capacity for any purpose.

                             j. Initial Transaction Statement means the first written statement signed by or on behalf of the issuer of an Uncertificated Security sent to the registered owner or registered pledgee containing:

                                   (1) a description of the issue of which the Uncertificated Security is a part, and

                                   (2) the number of shares or units transferred to the registered owner, pledged by the registered owner to the registered pledgee, or released from pledge by the registered pledgee, and

                                   (3) the name, address and taxpayer identification number, if any, of the registered owner and registered pledgee, and

                                   (4) the date the transfer pledge or release was registered.

                             k. Instruction means a written order to the issuer of an Uncertificated Security requesting that the transfer, pledge or release from pledge of the specified Uncertificated Security be registered.

                             l. Letter of Credit means an engagement in writing by a bank or other person made at the request of a customer that the bank or other person will honor drafts or other demands for payment in compliance with the conditions specified in the engagement.

                             m. Loan means all extensions of credit by the ASSURED and all transactions creating a creditor or lessor relationship in favor of the ASSURED, including all purchase and repurchase agreements, and all transactions by which the ASSURED assumes an existing creditor or lessor relationship.


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 10 of 20

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[LOGO OMITTED]
Conditions And
Limitations

Definitions                  n.    Money  means a medium of  exchange in current
(continued)                        use  authorized  or adopted by a domestic  or
                                   foreign government as part of its currency.

                             o.    Negotiable Instrument means any writing:

                                   (1)   signed by the maker or drawer, and

                                   (2) containing an unconditional promise or order to pay a sum certain in Money and no other promise, order, obligation or power given by the maker or drawer, and

                                   (3) is payable on demand or at a definite time, and

                                   (4)   is payable to order or bearer.

                             p.    Partner  means  any  general  partner  of the
                                   ASSURED  and  any  limited   partner  of  the
                                   ASSURED who is also employed by the ASSURED.

                             q. Property means any Money; Certificated Security; Initial Transaction Statement; Negotiable Instrument; Certificate of Deposit; Acceptance; Evidence of Debt; Withdrawal Order; Letter of Credit; insurance policy; abstract of title, deed and mortgage on real estate; revenue and other stamps; precious metals in any form; and books of account and other records recorded in writing, but not data processing records or media.

                             r.    Securities    means    either    Certificated
                                   Securities or Uncertificated Securities.

                             s. Single Loss means all covered loss, including court costs and attorneys fees incurred by the COMPANY under GENERAL AGREEMENT E., resulting from:

                                   (1) any one act of burglary, robbery or attempt at either, in which no Partner or Employee is implicated, or

                                   (2) any one act or series of related acts on the part of any natural person resulting in damage, destruction, or misplacement of Property, or

                                   (3) all acts other than those specified in s.(1) and s.(2), caused by any natural person or in which such person is implicated, or

                                   (4) any one event not specified in s.(1), s.(2) or s.(3).

                             t. Subsidiary means any organization that, at the inception date of this Bond, is named in the APPLICATION or is created during the BOND PERIOD and of which more than fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either directly or through one or more of its subsidiaries.

                             u. Trade means any purchase, exchange, or sale transaction, with or without knowledge of the ASSURED, whether or not represented by any indebtedness or balance shown to be due the ASSURED on any customer account, actual or fictitious.


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 11 of 20

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Conditions And
Limitations

Definitions                  v.    Transportation Company means any organization
(continued)                        which provides its own or its leased vehicles
                                   for transportation or which provides freight forwarding or air express services.

                             w. Uncertificated Security means a share, participation or other interest in property of or an enterprise of the issuer or an obligation of the issuer, which is:

                                   (1) not represented by an instrument and the transfer of which is registered on books maintained for that purpose by or on behalf of the issuer, and

                                   (2)   of  a  type   commonly   dealt   in  on
                                         securities exchanges or markets, and

                                   (3) either one of a class or series or by its terms divisible into a class or series of shares, participations, interests or obligations.

                             x. Withdrawal Order means a non-negotiable instrument, other than an instruction, signed by a customer of the ASSURED authorizing the ASSURED to debit the customer's account in the amount of funds stated therein.

                             For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

================================================================================
General Exclusions -    2.   This bond does not directly or indirectly cover:
Applicable To All
Insuring Clauses

                             a. loss not reported to the COMPANY in writing within sixty (60) days after termination of this Bond as an entirety;

                             b. loss due to riot or civil commotion outside the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This SECTION 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                             c. loss resulting from the effects of nuclear fission or fusion or radioactivity;

                             d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                             e. damages of any type for which the ASSURED is legally liable, except compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                             f.    any costs,  fees and expenses incurred by the
                                   ASSURED:

                                   (1) in establishing the existence of or amount of loss covered under this Bond, or

                                   (2) as a party to any legal proceeding, even if such legal proceeding results in a loss covered by this Bond;

                             g. loss resulting from indirect or consequential loss of any nature;


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 12 of 20

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Conditions And
Limitations

General Exclusions -         h.    loss  resulting  from  dishonest  acts of any
Applicable To All                  member of the Board of  Directors or Board of
Insuring Clauses                   Trustees   of  the  ASSURED  who  is  not  an
(continued)                        Employee,  acting alone or in collusion  with
                                   others;

                             i. loss, or that part of any loss, resulting solely from any violation by the ASSURED or by any Partner or Employee:

                                   (1)   of any law regulating:

                                         a.      the issuance,  purchase or sale
                                                 of securities,

                                         b.      securities    transactions   on
                                                 security or commodity exchanges
                                                 or the over the counter market,

                                         c.      investment companies,

                                         d.      investment advisors, or

                                   (2) of any rule or regulation made pursuant to any such law;

                             j. loss of confidential information, material or data;

                             k.    loss resulting from any actual or alleged:

                                   (1)   representation or advice, or

                                   (2)   warranty   or   guarantee   as  to  the
                                         performance of any investment;

                             l.    loss   due  to   liability   resulting   from
                                   disclosure of or acting on material nonpublic information;

                             m. loss resulting from transactions in a customer's account, whether authorized or unauthorized, except loss resulting from the unlawful withdrawal and conversion of Money, Securities or precious metals directly from a customer's account and provided such unlawful withdrawal and conversion is covered under INSURING CLAUSE 1; or

                             n.    loss   caused   by   any   natural    person,
                                   partnership or corporation engaged by the ASSURED to perform data processing services.

================================================================================
Specific Exclusions -   3.   This bond does not directly or indirectly cover:
Applicable To All
Insuring Clauses             a.    loss   caused  by  a  Partner   or   Employee
Except Insuring                    provided,  however,  this SECTION 3.a.  shall
Clause 1.                          not  apply  to loss  covered  under  INSURING
                                   CLAUSE 2. or 3. which  results  directly from
                                   misplacement,     mysterious    unexplainable
                                   disappearance, or damage or destruction of Property;

                             b. loss through the surrender of property away from premises of the ASSURED as a result of a threat:

                                   (1) to do bodily harm to any person, except loss of Property in transit in the custody of any natural person acting as messenger of the ASSURED, provided that when such transit was initiated there was no knowledge by the ASSURED of any such threat, or

                                   (2)   to  do  damage  to  the   premises   or
                                         Property of the ASSURED;


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 13 of 20

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Conditions And
Limitations

Specific Exclusions -        c.    loss   resulting   from   payments   made  or
Applicable To All                  withdrawals   from  any   account   involving
Insuring Clauses                   erroneous  credits  to such  account,  unless
Except Insuring                    such payments or  withdrawals  are physically
Clause 1.                          received by such depositor or  representative
(continued)                        of such depositor who is within the office of
                                   the ASSURED at the time of such payment or withdrawal, or except when covered under INSURING CLAUSE 1.;

                             d. loss involving any Uncertificated Security provided, however, this SECTION 3.d. shall not apply to Insuring Clause 7.;

                             e.    loss of  property  while in the mail;

                             f. damages resulting from any civil, criminal or other legal proceeding in which the ASSURED is adjudicated to have engaged in racketeering activity. For the purposes of this SECTION 3.f., "racketeering activity" is defined in 18 United State Code 1961 et seq., as amended;

                             g. loss resulting from the failure for any reason of a financial or depository institution, its receiver or other liquidator to pay or deliver funds or Property to the ASSURED provided, however, this SECTION 3.g. shall not apply to Securities covered under INSURING CLAUSE 2.a.;

                             h. loss of Property while in the custody of a Transportation Company provided, however, this Section 3.h. shall not apply to INSURING CLAUSE 3.;

                             i. loss resulting from entries or changes made by a natural person with authorized access to a Computer System who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement programs for the ASSURED'S Computer System;

                             j. loss resulting directly or indirectly from the input of data into a Computer System terminal device, either on the premises of a customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism;

                             k. loss resulting from the use of credit, debit, charge, access, convenience, identification, cash management or other cards whether such cards were issued, or purport to have been issued, by the ASSURED or by anyone other than the ASSURED;

                             l. loss involving items of deposit which are not finally paid for any reason including, but not limited to, forgery or any other fraud;

                             m. loss caused by any agent, broker, factor, commission merchant, independent contractor, intermediary, finder or other representative of the same general character of the ASSURED; or

                             n. loss caused by any employee, agent, broker, factor, commission merchant, independent contractor, intermediary, finder or other representative of the same general character of any third party, while conducting business with the ASSURED on behalf of such third party.


================================================================================
Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 14 of 20

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Conditions And
Limitations
(continued)

Specific Exclusions -   4.   This bond does not directly or indirectly cover:
Applicable To All
Insuring Clauses             a.    loss  resulting  from the complete or partial
Except Insuring                    non-payment of or default on any Loan whether
Clauses 1., 4., And                such  Loan  was  procured  in good  faith  or
5.                                 through  trick,  artifice,   fraud  or  false
                                   pretenses  provided,  however,  this  SECTION
                                   4.a. shall not apply to INSURING CLAUSE 7;

                             b.    loss    resulting   from   forgery   or   any
                                   alteration;

                             c.    loss   involving  a   counterfeit   provided,
                                   however, this SECTION 4.c. shall not apply to INSURING CLAUSE 6; or

                             d.    loss  resulting  from  any  Trade   provided,
                                   however, this SECTION 4.d. shall not apply to INSURING CLAUSE 7.

================================================================================
Limit Of Liability      5.   The COMPANY'S  total  cumulative  liability for all
                             Single Loss of all ASSUREDS  discovered  during the
Aggregate Limit Of           BOND PERIOD shall not exceed the AGGREGATE LIMIT OF
Liability                    LIABILITY as stated in ITEM 2. of the DECLARATIONS.
                             Each payment made under the terms of this Bond shall reduce the unpaid portion of the AGGREGATE
                             LIMIT OF LIABILITY until it is exhausted.

                             On exhausting the AGGREGATE LIMIT OF LIABILITY by such payments:

                             a. the COMPANY shall have no further liability for loss or losses regardless of when discovered and whether or not previously reported to the COMPANY, and

                             b. the COMPANY shall have no obligation under GENERAL AGREEMENT E. to continue the defense of the ASSURED, and on notice by the COMPANY to the ASSURED that the AGGREGATE LIMIT OF LIABILITY has been exhausted, the ASSURED shall assume all responsibility for its defense at its own cost.

                             The unpaid portion of the AGGREGATE LIMIT OF LIABILITY shall not be increased or reinstated by any recovery made and applied in accordance with
                             SECTION 11. In the event that a loss of Property is settled by indemnity in lieu of payment, then such loss shall not reduce the unpaid portion of the AGGREGATE LIMIT OF LIABILITY.

Single Loss Limit Of         The COMPANY'S  liability for each Single Loss shall
Liability                    not  exceed  the  applicable  SINGLE  LOSS LIMIT OF
                             LIABILITY as stated in ITEM 3. of the  DECLARATIONS
                             or the  unpaid  portion of the  AGGREGATE  LIMIT OF
                             LIABILITY,  whichever is less.  If a Single Loss is
                             covered  under more than one INSURING  CLAUSE,  the
                             maximum   payable  shall  not  exceed  the  largest
                             applicable SINGLE LOSS LIMIT OF LIABILITY.
================================================================================



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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 15 of 20

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Conditions And
Limitations
(continued)

Discovery               6.   This Bond applies only to loss first  discovered by
                             an officer of the ASSURED  during the BOND  PERIOD.
                             Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                             a. facts which may subsequently result in a loss of a type covered by this Bond, or

                             b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                           regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT or the Financial Interest in the ASSURED, or the exact amount or details of loss may not then be known.

================================================================================
Notice To Company -     7.   a.    The ASSURED shall give the COMPANY  notice at
Proof - Legal                      the  earliest   practicable  moment,  not  to
Proceedings Against                exceed  sixty (60) days after  discovery of a
Company                            loss,  in an amount  that is in excess of 50%
                                   of  the  applicable   DEDUCTIBLE  AMOUNT,  as
                                   stated in Item 3. of the DECLARATIONS.

                             b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars, within six (6) months after such discovery.

                             c. Certificated Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                             d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty (60) days after the proof of loss is filed with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                             e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceeding shall be brought under this Bond by anyone other than the ASSURED.

================================================================================
Deductible Amount       8.   The  COMPANY  shall be liable  under this Bond only
                             for the amount by which any Single Loss is greater than the applicable DEDUCTIBLE AMOUNT as stated in
                             ITEM 3. of the DECLARATIONS, and is equal to or less than the applicable SINGLE LOSS LIMIT OF
                             LIABILITY. The DEDUCTIBLE AMOUNT is in addition to the Financial Interest in the ASSURED as stated in
                             SECTION 1.h.

================================================================================
Valuation               9.   The  value of any loss of  Property  consisting  of
                             books  of  account  or  other  records  used by the
Books Of Account Or          ASSURED in the conduct of its business shall be the
Other Records                amount paid by the ASSURED for blank  books,  blank
                             pages,  or other  materials  which replace the lost
                             books of account or other records, plus the cost of
                             labor   paid  by  the   ASSURED   for  the   actual
                             transcription or copying of data to reproduce such books of account or other records.



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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 16 of 20

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Conditions And
Limitations
(continued)

Loan The value of any loss or that portion of any loss resulting from a Loan shall be the amount actually disbursed by the ASSURED to a borrower under such Loan reduced by all amounts including, but not limited to, interest and fees received by the ASSURED under all Loans to such borrower, whether or not part of any claim under this Bond.

Money Any loss of Money, or loss payable in Money, shall be paid in the Money of the United States of America or the dollar equivalent of it, determined by the free market rate of exchange in effect at the time of discovery of such loss.

Other Property               The value of any loss of  Property,  other  than as
                             stated above, shall be the actual cash value or the cost of repairing or replacing such Property with property of like quality and value, whichever is less.

Securities                   The  value of any loss of  Securities  shall be the
                             average  market  value  of such  Securities  on the
                             business  day  immediately  preceding  discovery of
                             such loss provided,  however, that the value of any
                             Securities  replaced  by  the  ASSURED,   with  the
                             consent of the COMPANY and prior to the  settlement
                             of any claim for them,  shall be the actual  market
                             value at the time of replacement.  In the case of a
                             loss of interim certificates,  warrants,  rights or
                             other  Securities,   the  production  of  which  is
                             necessary   to  the   exercise   of   subscription,
                             conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such Securities or for such privileges, the value shall be fixed by agreement of the parties.

Set-Off Any loss covered under INSURING CLAUSE 1.A. shall be reduced by a set-off consisting of the amount owed to the Employee causing the loss, whether or not assigned to another.

Trade The value of any loss or that portion of any loss resulting from a Trade shall be reduced by the amount of commission and other amounts received by the ASSURED as a result of such Trade.

================================================================================
Securities Settlement   10.  In the event of a loss of Securities  covered under
                             this Bond, the COMPANY may, at its sole discretion, purchase replacement Securities, tender the value of the Securities in Money, or issue its indemnity to effect replacement Securities.

                             The indemnity required from the ASSURED under the terms of this SECTION against all loss, cost or expense arising from the replacement of Securities by the COMPANY'S indemnity shall be:

                             a. for Securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                             b. for Securities having a value in excess of the applicable DEDUCTIBLE AMOUNT but within the SINGLE LOSS LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the Securities;


--------------------------------------------------------------------------------
Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 17 of 20

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Conditions And
Limitations

Securities Settlement        c.    for  Securities  having a value  greater than
(continued)                        the applicable SINGLE LOSS LIMIT OF LIABILITY
                                   - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the SINGLE LOSS
                                   LIMIT OF LIABILITY bears to the value of the Securities.

                             The value referred to in SECTIONS 10.a., b., and c. is the value in accordance with SECTION 9., VALUATION, regardless of the value of such Securities at the time the loss under the COMPANY'S indemnity is sustained.

                             The COMPANY is not required to issue its indemnity for any portion of a loss of Securities which is not covered by this Bond, however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                             The ASSURED shall pay the proportion of the COMPANY'S premium charge for the COMPANY'S indemnity as set forth in SECTIONS 10.a., b., and
                             c. No portion of the SINGLE LOSS LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement Securities.

================================================================================
Subrogation -           11.  In the  event of a payment  under  this  Bond,  the
Assignment -                 COMPANY shall be subrogated to all of the ASSURED'S
Recovery                     rights of recovery  against any person or entity to
                             the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                             Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery, in the following order:

                             a. first, to the satisfaction of the ASSURED'S covered loss which would otherwise have been paid but for the fact that it is in excess of either the SINGLE LOSS LIMIT OF LIABILITY or AGGREGATE LIMIT OF LIABILITY,

                             b. second, to the COMPANY in satisfaction of amounts paid in settlement of the ASSURED'S claim,

                             c. third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE AMOUNT, and

                             d. fourth, to the ASSURED in satisfaction of any loss suffered by the ASSURED which was not covered under this Bond.

                             Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this SECTION.


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 18 of 20

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--------------------------------------------------------------------------------
Conditions And
Limitations

Subrogation -                This Bond does not afford  coverage in favor of any
Assignment -                 Depository,  and,  in the event of a payment  under
Recovery (continued)         this Bond,  the COMPANY  shall be subrogated to the
                             ASSURED'S    rights   of   recovery   against   any
                             Depository.

                             To the extent that, under the rules of a Depository, the ASSURED is liable to such Depository for a portion of the recovery received by the COMPANY, the COMPANY will reimburse the ASSURED for the ASSURED'S liability for its portion of such recovery up to, but not exceeding, the amount of the loss payment by the COMPANY.

================================================================================
Cooperation Of          12.  At the COMPANY'S  request and at  reasonable  times
Assured                      and places  designated by the COMPANY,  the ASSURED
                             shall:

                             a. submit to examination by the COMPANY and subscribe to the same under oath, and

                             b. produce for the COMPANY'S examination all pertinent records, and

                             c. cooperate with the COMPANY in all matters pertaining to the loss.

                             The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

================================================================================
Termination             13.  This Bond terminates as an entirety on the earliest
                             occurrence of any of the following:

                             a. immediately on the receipt by the COMPANY of a written notice from the ASSURED of its decision to terminate this Bond, or

                             b. immediately on the appointment of a trustee, receiver or liquidator to act on behalf of the ASSURED, or the taking over of the ASSURED by State or Federal officials, or

                             c.    immediately   on  the   dissolution   of  the
                                   ASSURED, or

                             d. immediately on the taking over of the ASSURED by another entity, or

                             e. immediately on exhausting the AGGREGATE LIMIT OF LIABILITY, or

                             f.    immediately on expiration of the BOND PERIOD.

                             This  Bond   terminates   as  to  any   Partner  or
                             Employee:

                                   (1) immediately on the ASSURED, or any of its Partners, directors, trustees or officers not acting in collusion with such Partner or Employee, learning of any dishonest act committed by such Partner or Employee at any time, whether in the employment of the
                                         ASSURED  or  otherwise,  whether or not
                                         such act is of the type  covered  under
                                         this  Bond,  and  whether  against  the
                                         ASSURED or any other  person or entity,
                                         or


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Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 19 of 20

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Conditions And
Limitations

Termination                        (2)   fifteen  (15) days after the receipt by
(continued)                              the  ASSURED of a written  notice  from
                                         the   COMPANY   of  its   decision   to
                                         terminate  this Bond as to any  Partner
                                         or Employee.

                                   Termination as to any Partner or Employee shall not apply if the dishonest act occurred prior to the employment with the ASSURED and involved less than $10,000.

                                   Such termination, however, is without prejudice to the loss of any Property then in transit in the custody of such Partner or Employee.

                             The COMPANY will mark its records to indicate that the organizations named in ITEM 5. of the DECLARATIONS are to be notified promptly concerning termination or substantial modification of this Bond as an entirety or as to any Partner or Employee, whether such termination is effected by notice from the ASSURED or by the COMPANY. The COMPANY will use its best efforts to so notify said organizations, but failure to so notify shall not impair or delay the effectiveness of any such termination.

================================================================================
Other Insurance         14.  Coverage under this Bond shall apply only as excess
                             over any other valid and collectible insurance, indemnity or suretyship obtained by or on behalf of:

                             a.    the ASSURED, or

                             b.    a Transportation Company, or

                             c. another entity on whose premises the loss occurred or which employed the person causing the loss or engaged the messenger conveying the Property involved.

================================================================================
Employee Benefit        15.  All of the  ASSURED'S  employee  benefit plans that
Plans                        qualify   under   Section   412  of  the   Employee
                             Retirement Income Security Act of 1974 (ERISA), are provided bonding protection under INSURING CLAUSE
                             1., DISHONESTY, as required under ERISA.

================================================================================
Conformity              16.  If any limitation within this Bond is prohibited by
                             any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

================================================================================
Change Or               17.  This Bond or any  instrument  amending or affecting
Modification                 this Bond may not be changed or modified orally. No
                             change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.




--------------------------------------------------------------------------------
Form B-2 (12-97)
Form 17-02-1371 (Ed. 12-97)                                        Page 20 of 20

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                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.   1

                                                Bond Number:   81260254

NAME OF ASSURED:  GLICKENHAUS & CO.
--------------------------------------------------------------------------------

                        SCHEDULED PROCESSORS ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

"9.   Processors

      Loss resulting directly from dishonest acts of any Processor named in the SCHEDULE below, committed alone or in collusion with others, which acts must be committed with the manifest intent:

      a.    to cause the ASSURED to sustain such loss, and

      b. to obtain improper personal financial gain for such Processor and which acts in fact result in such Processor obtaining such gain.

      Improper  personal  financial  gain  shall  not  include  salary,   salary
      increases, commissions, fees, bonuses, promotions, awards, profit sharing, incentive plans, pensions or other emoluments received by a Processor.

                                    SCHEDULE
                                    --------

                           AUTOMATIC DATA PROCESSING"

2.    By adding to Section 1., Definitions, the following:

"y. Processor means any natural person, partnership or corporation named in the SCHEDULE in Insuring Clause duly authorized by the ASSURED to perform data processing of the ASSURED'S checks and accounting records related to such checks, but only while such person, partnership or corporation is actually performing such services and not creating, preparing, modifying or maintaining the ASSURED'S computer software or programs.

      The term Processor shall include the partners, officers, and employees of such Processor. Each Processor and its partners, officers and employees shall collectively be deemed to be one person for all purposes of Section 1., Definitions, S., Single Loss, (3)."

3. Section 2., General Exclusions, n., and Section 4., Specific Exclusions, b., does not apply to loss covered under Insuring Clause 9.

4.    By adding to Section II., Subrogation-Assignment-Recovery, the following:

      "The attached Bond does not afford coverage in favor of any Processor and, in the event of a payment of a loss caused by a Processor under this Bond, the COMPANY shall be subrogated to the ASSURED's rights of recovery, as described in this Section 10. preceding, against any Processor."

5.    By adding to Section 13., Termination, the following:

      "This Bond terminates as to any Processor:

      (i) immediately on the ASSURED, or any of its Partners, directors, trustees or officers of the ASSURED not acting in collusion with such Processor, learning of any dishonest act committed by such Processor at any time, whether under contract to the ASSURED or otherwise whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, or

      (ii) fifteen (days) days after receipt by the ASSURED of a written notice from the COMPANY of its decision to terminate this Bond as to any Processor."



This Endorsement applies to loss discovered after 12:01 a.m. on May 26, 2001.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: June 8, 2001                             By /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative

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--------------------------------------------------------------------------------
                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.:  2

                                                Bond Number:   81260254 (DFI)

NAME OF ASSURED: GLICKENHAUS & CO.
--------------------------------------------------------------------------------

                        ARKANSAS NOTIFICATION ENDORSEMENT

It is agreed that this Bond is amended by adding to Section 13., Termination, the following:

"No cancellation or termination of this Bond as an entirety, whether by or at the request of the ASSURED or by the COMPANY, shall take effect prior to the expiration of thirty (30) days after written notice of such cancellation or termination has been filed with the Arkansas Securities Commissioner, Arkansas Securities Division, Heritage West Building, 3rd Floor, 201 East Markham, Little Rock, Arkansas 72201 unless an earlier date of such cancellation or termination is approved by said Arkansas Securities Department, State of Arkansas."





This Endorsement applies to loss discovered after 12:01 a.m. on May 26, 2001.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: June 8, 2001                             By /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative


General use
Form 17-02-1343 (Ed. 1-97)

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--------------------------------------------------------------------------------
                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.:  3

                                                Bond Number:   81260254 (DFI)

NAME OF ASSURED:  GLICKENHAUS & CO.
--------------------------------------------------------------------------------

                         NEW YORK AMENDATORY ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding to Section 13., Termination, the following:

      "Section 13. Termination by the Company

      Bonds In Effect Sixty (60) Days Or Less

      If this Bond has been in effect for less than sixty (60) days and if it is not a renewal Bond, the COMPANY may terminate it for any reason by mailing or delivering to the ASSURED and to the authorized agent or broker, if any, written notice of termination as specified in Section 13. Termination, in the Bond.

      Bond In Effect More Than Sixty (60) Days

      If this Bond has been in effect for sixty (60) days or more, or if it is a renewal of a Bond issued by the COMPANY, it may be terminated by the COMPANY by mailing or delivering to the ASSURED and to the authorized agent or broker, if any, written notice of termination in accordance with the notice provision of Section 13., Termination, in the Bond. Furthermore, when the Bond is a renewal or has been in effect for sixty
      (60) days or more, the COMPANY may terminate only for one or more of the reasons stated in 1-7 below.

      1.    Nonpayment of premium;

      2. Conviction of a crime arising out of acts increasing the hazard insured against;

      3. Discovery of fraud or material misrepresentation in the obtaining of this Bond or in the presentation of a claim thereunder;

      4. Violation of any provision of this Bond that substantially and materially increases the hazard insured against, and which occurred subsequent to inception of the current BOND PERIOD;

      5. If applicable, material physical change in the property insured, occurring after issuance or last annual renewal anniversary date of this Bond, which results in the property becoming uninsurable in accordance with the COMPANY'S objective, uniformly applied underwriting standards in effect at the time this Bond was issued or last renewed; or material change in the nature or extent of this Bond occurring after issuance or last annual renewal anniversary date of this Bond, which causes the risk of loss to be substantially and materially increased beyond that contemplated at the time this Bond was issued or last renewed;

      6. A determination by the Superintendent of Insurance that continuation of the present premium volume of the COMPANY would jeopardize the COMPANY'S policyholders, creditors or the public, or continuing the Bond itself would place the COMPANY in violation of any provision of the New York Insurance Code; or

      7. Where the COMPANY has reason to believe, in good faith and with sufficient cause, that there is a probable risk or danger that the Property will be destroyed by the ASSURED for the purpose of collecting the insurance proceeds.

      Notice Of Termination

      Notice of termination under this SECTION shall be mailed to the ASSURED and to the authorized agent or broker, if any, at the address shown on the DECLARATIONS of this Bond. The COMPANY, however, may deliver any notice instead of mailing it.

      Return Premium Calculations

      The COMPANY shall refund the unearned premium computed pro rata if this Bond is terminated by the COMPANY."

2. It is further understood and agreed that for the purposes of Section 13., Termination, any occurrence listed in Parts c., d., e. or f. of that Section shall be considered to be a request by the ASSURED to immediately terminate this Bond.

3.    By adding a new Section reading as follows:

      "Section 18. Election to Conditionally Renew / Nonrenew this Bond

      Conditional Renewal

      If the COMPANY conditionally renews this Bond subject to:

      1.    Change of limits of liability;

      2.    Change in type of coverage;

      3.    Reduction of coverage;

      4.    Increased deductible;

      5.    Addition of exclusion; or

      6. Increased premiums in excess of 10%, exclusive of any premium increase due to and commensurate with insured value added; or as a result of experience rating, retrospective rating or audit; the COMPANY shall send notice as provided in NOTICES OF NONRENEWAL AND CONDITIONAL RENEWAL immediately below.

      Notices Of Nonrenewal And Conditional Renewal

      1. If the COMPANY elects not to renew this Bond, or to conditionally renew this Bond as provided herein, the COMPANY shall mail or deliver written notice to the ASSURED at least sixty (60) but not more than one hundred twenty (120) days before:

      a.    The expiration date; or

            b. The anniversary date if this Bond has been written for a term of more than one year

      2. Notice shall be mailed or delivered to the ASSURED at the address shown on the DECLARATIONS of this Bond and the authorized agent or broker, if any. If notice is mailed, proof of mailing shall be sufficient proof of notice.

      3. Paragraphs 1. and 2. immediately above shall not apply when the ASSURED, authorized agent or broker, or another insurer has mailed or delivered written notice to the COMPANY that the Bond has been replaced or is no longer desired."

4. By adding to General Agreement B., Representations Made by Assured, the following:

      "No misrepresentation shall be deemed material unless knowledge by the COMPANY would have lead to the COMPANY'S refusal to write this Bond."



This Endorsement applies to loss discovered after 12:01 a.m. on May 26, 2001



ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: June 8, 2001                             By /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative

General Use
Form 17-02-1426 (Rev. 3-01)

[LOGO OMOTTED]

--------------------------------------------------------------------------------

                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.:  4

                                                Bond Number:   81260254 (DFI)

NAME OF ASSURED:  GLICKENHAUS & CO.
--------------------------------------------------------------------------------

             VOICE INITIATED FUNDS TRANSFER INSTRUCTION ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      "10.  Voice Initiated Funds Transfer Instruction

      Loss resulting directly from the ASSURED having transferred any funds on the faith of any Voice Initiated Funds Transfer Instruction made by a person purporting to be:

      a.    a Customer, or

      b.    an authorized representative of the Customer, or

      c. an Employee who was authorized by the ASSURED to instruct other Employees to transfer funds,

      provided, however, such instructions were received by an Employee specifically designated to receive and act upon such instructions, and such acts were committed by said person for the purpose of making an improper personal financial gain for such person or any other person.

      The following  conditions  are  precedent to coverage  under this INSURING
      CLAUSE:

      a. The ASSURED will record all Voice Initiated Funds Transfer Instruction. The ASSURED, however, shall not be deprived of coverage under this INSURING CLAUSE if at the time of filing proof of loss, as set forth in Section 7. of this Bond, the ASSURED is unable to produce such electronic recordings solely because of failure of the electronic recording equipment to audibly record such instructions.

      b. The ASSURED shall verify all Voice Initiated Funds Transfer Instruction in excess of the DEDUCTIBLE AMOUNT stated in Item 3.10. of the DECLARATIONS by a direct electronically recorded call back to the Customer when such instructions:

            (1) involve a request to transfer funds to other than the Customer's account,

            (2)   are non-repetitive, or

            (3) are not in accordance with the parameters contained in the written voice initiated funds transfer agreement between the ASSURED and the Customer.


B-2 Bond
Form 17-02-2371 (Ed. 10-00)                                       Page 1 of 2

2.    By adding to Section 1., Definitions, the following:

      z. Customer means any corporation, partnership, proprietor, trust or individual having an account with the ASSURED and which has a written agreement with the ASSURED for Voice Initiated Funds Transfer Instructions."

      aa. Voice Initiated Funds Transfer Instruction means those oral instructions authorizing the transfer of funds in a Customer's account to a financial institution for credit to accounts designated by the Customer:

            (1)   made over the telephone;

            (2) directed to those Employees specifically authorized by the ASSURED to receive such instructions by telephone at the ASSURED's offices;

            (3)   which were electronically recorded.

3. By adding to SECTION 7., NOTICE TO COMPANY-PROOF-LEGAL PROCEEDINGS AGAINST COMPANY, the following:

      "f. Proof of loss involving Voice Initiated Funds Transfer Instructions shall include electronic recordings of such instructions."




This Endorsement applies to loss discovered after 12:01 a.m. on May 26, 2001.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.




Date: June 8, 2001                             By /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative


B-2 Bond
Form 17-02-2371 (Ed. 10-00)                                       Page 2 of 2

[LOGO OMITTED]

--------------------------------------------------------------------------------
                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.:  5

                                                Bond Number:   81260254 (DFI)

NAME OF ASSURED:  GLICKENHAUS & CO.
--------------------------------------------------------------------------------

                      AUDIT AND CLAIMS EXPENSE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      "11.  Audit and Claims Expense

            1. Reasonable expense incurred by the ASSURED for audits or examinations required by State or Federal supervisory authorities to be conducted either by such authorities or by independent accountants as the result of loss sustained by the ASSURED in excess of the applicable DEDUCTIBLE AMOUNT. This INSURING CLAUSE applies solely to losses covered under INSURING CLAUSE 1.

            2.    Reasonable  expense  incurred  by  the  ASSURED,   solely  for
                  independent firms or individuals retained to determine the amount of loss, where:

                  a.    the loss is covered under the Bond, and

                  b.    the  loss  is in  excess  of the  applicable  DEDUCTIBLE
                        AMOUNT.

2. Under General Exclusions-Applicable To All Insuring Clauses, Section 2.f.(1) does not apply to loss covered under this INSURING CLAUSE.


This Endorsement applies to loss discovered after 12:01 a.m. on May 26, 2001.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: June 8, 2001                             By /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative


B-2 Bond
Form 17-02-2343 (Ed. 10-00)

[LOGO OMITTED]

--------------------------------------------------------------------------------

                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.:  6

                                                Bond Number:   81260254 (DFI)

NAME OF ASSURED:  GLICKENHAUS & CO.
--------------------------------------------------------------------------------

             AUTOMATIC ACQUISITION PERCENTAGE THRESHOLD ENDORSEMENT

It is agreed that this Bond is amended by deleting in its entirety General Agreement C., Additional Offices or Employees-Consolidation, Merger or Purchase or Acquisition of Assets or Liabilities-Notice To Company, and substituting the following:

C. Additional Offices or Employees-Consolidation, Merger or Purchase or Acquisition Of Assets or Liabilities-Notice to Company

      If the ASSURED, while this Bond is in force, merges or consolidates with, or purchases or acquires assets or liabilities of another institution, the ASSURED shall not have the coverage afforded under this Bond for loss which has:

      (1)   occurred or will occur on premises,

      (2)   been caused or will be caused by any Employee, or

      (3) arisen or will arise out of the assets or liabilities, of such institution, unless the ASSURED:

      a. gives the COMPANY written notice of the proposed consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and

      b. obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

      c. on obtaining such consent, pays to the COMPANY an additional premium.

      Notwithstanding anything stated above to the contrary, the COMPANY hereby agrees to provide coverage which shall be effective on the date of acquisition under this Bond for those acquired institutions in which the ASSURED owns greater than fifty percent (50%) of the voting stock or voting rights either directly or through one or more of its subsidiaries for the remainder of the BOND PERIOD, with no additional premium, provided the acquired institution meets all of the following conditions:

      i. the assets shall not exceed fifteen percent (15%) of the ASSURED'S assets,

      ii.   there shall be neither any paid nor pending Bond claim for the three
            (3) year period prior to the date of acquisition, and

      iii. the ASSURED is not aware of any disciplinary action or proceeding by State or Federal officials involving the acquired institution as of the date of acquisition.


B-2 Bond
Form 17-02-2348 (Ed. 10-00)                                       Page 1 of 2

      The COMPANY further agrees that as respects any acquisition that involves a State or Federal regulatory assisted acquisition or assumption of assets and/or liabilities, coverage shall be provided under this Bond for the remainder of the BOND PERIOD as long as conditions i. and ii. above are met. As respects such acquisition or assumption of assets and/or liabilities, coverage applies only to a Single Loss fully sustained by the ASSURED on or after the date of such acquisition or assumption. All of the circumstances, conditions or acts causing or contributing to a Single Loss must occur on or after the date of such acquisition or assumption for coverage to apply regardless of the time such loss is discovered by the ASSURED.








This Endorsement applies to loss discovered after 12:01 a.m. on May 26, 2001.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: June 8, 2001                             By /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative


B-2 Bond
Form 17-02-2348 (Ed. 10-00)                                       Page 2 of 2

[LOGO OMITTED]

--------------------------------------------------------------------------------
                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.:  7

                                                Bond Number:   81260254 (DFI)

NAME OF ASSURED:  GLICKENHAUS & CO.
--------------------------------------------------------------------------------

It is agreed that this Bond is amended as follows:

1.    By adding an additional INSURING CLAUSE as follows:

"12.  Telefacsimile Transmissions:

By reason of the ASSURED having transferred, paid or delivered any funds or property or established any credit, debited any account or given any value on the faith of any fraudulent instructions sent by a customer or financial institution by Telefacsimile transmission directly to the ASSURED authorizing or acknowledging the transfer, payment or delivery of funds or property or the establishment of a credit or the debiting of an account or the giving of value by the ASSURED where such Telefacsimile instructions

a. bear a valid test key exchanged between the ASSURED and a customer or another financial institution which authority to use such test key for Telefacsimile instructions in the ordinary course of business but which test key has been wrongfully obtained by a person who was not authorized to initiate, make, validate or authenticate a test key arrangement; and

b. fraudulently purport to have been sent by such customer or financial institution but which Telefacsimile instructions were transmitted without the knowledge or consent of such customer or financial institution by a person other than such customer or financial institution and which bear a Forged Signature, but provided that the Telefacsimile instruction was verified by a direct call back to an Employee of the customer or other financial institution (or a person thought by the Assured to be an Employee of the customer or other financial institution).

2.    By adding to Section 1., Definitions, the following:

bb. Telefacsimile means a system of transmitting written documents by electronic signals over telephone lines to equipment maintained by the ASSURED within its communication room f for the purpose of reproducing a copy of communication sent by Telex or similar means of communication or through an Electronic Communication System or through an Automated Clearing House.

cc. Forged Signature means the handwritten signing of the name of another genuine person or a copy of said person's signature without authority and with intent to deceive. Forged Signature does not include the signing in whole or in part of one's own name with or without authority, in any capacity, for any purpose.

3.    By adding after Section 3., Specific Exclusions, the following Section:

"Section 3.A. Specific Exclusions-Applicable to all Insuring Clauses except Insuring Clause 13.

This  Bond  does  not  directly  or  indirectly   cover  loss   resulting   from
Telefacsimile."

This Endorsement applies to loss discovered after 12:01 a.m. on May 26, 2001.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date: June 8, 2001                             By /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative


                                                     Page 2 of 2